UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 17, 2007
TVIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30539	94-3175152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4001 Burton Drive, Santa Clara, California	95054

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (408) 327-8000
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management.
Item 5.05(a). Amendments to the Registrant’s Code of Ethics.
On May 17, 2007, the Board of Directors of the Registrant approved amendments to its Code of Ethics and Business Conduct to specifically include sections relating to Side Agreements and Harassment, to indicate that compliance with the Code will be evidenced by an annual attestation by all employees indicating that they have read and understood the Code, and other minor amendments to the effect that employees are expected to act in the best interests of the Registrant.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tvia, Inc.
(Registrant)

Date                     May 22, 2007

By:	/s/ Keith P. Yee
Keith P. Yee Chief Financial Officer